UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-01236

Deutsche Market Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2018

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2018

Semiannual Report

to Shareholders

Deutsche Global Income Builder Fund

(Effective on or about July 2, 2018, Deutsche Global Income Builder Fund will be renamed DWS Global Income Builder Fund.)

Contents

3	Letter to Shareholders
4	Performance Summary
7	Portfolio Management Team
7	Portfolio Summary
9	Investment Portfolio
35	Statement of Assets and Liabilities
37	Statement of Operations
39	Statements of Changes in Net Assets

40	Financial Highlights
45	Notes to Financial Statements
65	Information About Your Fund’s Expenses
67	Advisory Agreement Board Considerations and Fee Evaluation
72	Account Management Resources
74	Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Dividends are not guaranteed. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected. Preferred stocks, a type of dividend-paying stock, present certain additional risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Small company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or Deutsche Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE

NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche Global Income Builder Fund

Letter to Shareholders

Dear Shareholder:

You may have noticed a new logo appearing on the cover of this report. As of March 23, 2018, Deutsche Asset Management has adopted its existing European brand, DWS, globally. As we have consolidated several businesses over the last several years, each of which has grown up relatively independently, the time has now come to be united under a single brand that reflects our global identity and the full breadth of capabilities we offer to our clients.

The DWS brand — Deutsche Gesellschaft für Wertpapiersparen — draws on our roots in the German market, going back over 60 years. It was established in Hamburg in 1956 with a singular objective: to assist private investors in building wealth and managing risk. We have been fulfilling that promise for generations. Today, the DWS name is synonymous with the values that we have continuously lived up to, and those that will remain central to our future success: Excellence, Entrepreneurship, Sustainability and Integrity. It is therefore a name that we are proud to adopt and build upon as our brand here in the Americas.

In connection with this change, our web site has recently been redesigned with a new address: dws.com. However, for your convenience, the deutschefunds.com address will remain live and automatically redirect you to our new site. Please visit us online to find the most current insights from our CIO, economists and investment specialists.

As always, thank you for your ongoing trust in us. We look forward to bringing you the very best in investment insight, strategies and solutions as we march forward gathering our unique qualities and capabilities under one roof, DWS.

Best regards,

Hepsen Uzcan President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Deutsche Global Income Builder Fund	|	3

Performance Summary	April 30, 2018 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/18
Unadjusted for Sales Charge	0.82%	7.88%	5.03%	4.50%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–4.98%	1.67%	3.80%	3.88%
S&P® Target Risk Moderate Index†	0.33%	5.73%	4.91%	4.22%
Blended Index††	–0.52%	4.08%	4.06%	4.43%
Average Annual Total Returns as of 3/31/18 (most recent calendar quarter end)
Unadjusted for Sales Charge		8.67%	5.47%	4.81%
Adjusted for the Maximum Sales Charge (max 5.75% load)		2.42%	4.23%	4.19%
S&P® Target Risk Moderate Index†		7.31%	5.30%	4.50%
Blended Index††		4.81%	4.62%	4.65%

Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/18
Unadjusted for Sales Charge	0.40%	7.01%	4.19%	3.65%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–0.53%	7.01%	4.19%	3.65%
S&P® Target Risk Moderate Index†	0.33%	5.73%	4.91%	4.22%
Blended Index††	–0.52%	4.08%	4.06%	4.43%
Average Annual Total Returns as of 3/31/18 (most recent calendar quarter end)
Unadjusted for Sales Charge		7.80%	4.63%	3.96%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		7.80%	4.63%	3.96%
S&P® Target Risk Moderate Index†		7.31%	5.30%	4.50%
Blended Index††		4.81%	4.62%	4.65%

Class R6		6-Month‡	1-Year	Life of Class*
Average Annual Total Returns as of 4/30/18
No Sales Charges		1.09%	8.46%	3.88%
S&P® Target Risk Moderate Index†		0.33%	5.73%	4.03%
Blended Index††		–0.52%	4.08%	-3.19%
Average Annual Total Returns as of 3/31/18 (most recent calendar quarter end)
No Sales Charges			9.15%	3.88%
S&P® Target Risk Moderate Index†			7.31%	4.21%
Blended Index††			4.81%	-3.25%

4	|	Deutsche Global Income Builder Fund

Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/18
No Sales Charges	0.92%	8.10%	5.25%	4.71%
S&P® Target Risk Moderate Index†	0.33%	5.73%	4.91%	4.22%
Blended Index††	–0.52%	4.08%	4.06%	4.43%
Average Annual Total Returns as of 3/31/18 (most recent calendar quarter end)
No Sales Charges		8.90%	5.69%	5.02%
S&P® Target Risk Moderate Index†		7.31%	5.30%	4.50%
Blended Index††		4.81%	4.62%	4.65%

Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/18
No Sales Charges	1.04%	8.25%	5.28%	4.77%
S&P® Target Risk Moderate Index†	0.33%	5.73%	4.91%	4.22%
Blended Index††	–0.52%	4.08%	4.06%	4.43%
Average Annual Total Returns as of 3/31/18 (most recent calendar quarter end)
No Sales Charges		8.93%	5.70%	5.08%
S&P® Target Risk Moderate Index†		7.31%	5.30%	4.50%
Blended Index††		4.81%	4.62%	4.65%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2018 are 0.95%, 1.78%, 0.61%, 0.74% and 0.73% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Deutsche Global Income Builder Fund	|	5

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on August 25, 2014. The performance shown for the Blended Index is for the time period of August 31, 2014 through April 30, 2018, which is based on the performance period of the life of Class R6.

†	The S&P Target Risk Moderate Index is designed to measure the performance of S&P’s proprietary moderate target risk allocation model. The S&P Target Risk Moderate Index seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to seek current income, some capital preservation, and an opportunity for moderate to low capital appreciation.

††	The Blended Index consists of an equally weighted blend (50%/50%) of the MSCI World High Dividend Yield Index and Bloomberg Barclays U.S. Universal Index.

MSCI World High Dividend Yield Index includes securities that offer a meaningfully higher-than-average dividend yield relative to the MSCI World Index and pass dividend sustainability and persistence screens. The index offers broad market coverage, and is free-float market capitalization-weighted to ensure that its performance can be replicated in institutional and retail portfolios. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.

‡	Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
4/30/18	$9.31	$9.30	$9.30	$9.31	$9.30
10/31/17	$10.06	$10.05	$10.04	$10.06	$10.05
Distribution Information as of 4/30/18
Income Dividends, Six Months	$.17	$.13	$.19	$.18	$.18
Capital Gain Distributions, Six Months	$.67	$.67	$.67	$.67	$.67

6	|	Deutsche Global Income Builder Fund

Portfolio Management Team

John D. Ryan, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2012.

–	Joined DWS in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

–	Portfolio Manager for US and UK Unconstrained Funds: London

–	Investment industry experience began in 1993.

–	BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2015.

–	Joined DWS in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.

–	Portfolio Manager: New York.

–	BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Di Kumble, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–	Joined DWS in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.

–	Portfolio Manager: New York.

–	BS, Beijing University; PhD in Chemistry, Princeton University.

Kevin Bliss, Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–	Joined DWS in 2000. Prior to his current role, he served as a rates and credit portfolio manager in London from 2009 to 2016.

–	Fixed Income Portfolio Manager: New York.

–	BA in International Relations (Concentration in Security Studies, Minor in Business), Boston University.

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/18	10/31/17
Equity	64%	57%
Common Stocks	55%	50%
Preferred Stocks	6%	4%
Exchange-Traded Funds	3%	3%

Fixed Income	30%	38%
Corporate Bonds	14%	20%
Government & Agency Obligations	6%	8%
Exchange-Traded Funds	5%	5%
Collateralized Mortgage Obligations	2%	2%
Asset-Backed	1%	1%
Loan Participations and Assignments	1%	1%
Commercial Mortgage-Backed Securities	1%	1%

Cash Equivalents	6%	5%
Short-Term U.S. Treasury Obligations	5%	3%
Cash Equivalents	1%	2%
	100%	100%

Deutsche Global Income Builder Fund	|	7

Sector Diversification (As a % of Common Stocks, Preferred Stocks, Warrants, Corporate Bonds, Convertible Bonds, and Loan Participations and Assignments)	4/30/18	10/31/17
Financials	21%	21%
Information Technology	14%	13%
Consumer Discretionary	13%	13%
Energy	10%	13%
Industrials	9%	9%
Health Care	8%	6%
Telecommunication Services	7%	5%
Real Estate	5%	4%
Consumer Staples	5%	5%
Utilities	4%	6%
Materials	4%	5%
	100%	100%

Five Largest Equity Holdings at April 30, 2018 (3.7% of Net Assets)
1	Apple, Inc.	1.1%
	Designs, manufactures and markets personal computing and mobile communication devices
2	Microsoft Corp.	0.9%
	Develops, manufactures, licenses, sells and supports software products
3	Amazon.com, Inc.	0.7%
	Online retailer offering a wide range of products
4	Exxon Mobil Corp.	0.5%
	Explorer and producer of oil and gas
5	Johnson & Johnson	0.5%
	Provider of health care products

Five Largest Fixed-Income Long-Term Securities at April 30, 2018 (3.6% of Net Assets)
1.	Kingdom of Norway	0.9%
	2.000%, 4/26/2028
2.	Republic of Argentina	0.7%
	2.500%, 12/31/2038
3.	Republic of Senegal	0.7%
	6.25%, 7/30/2024
4.	Royal Bank of Scotland Group PLC	0.7%
	7.50%, 8/10/2020
5.	Government of Indonesia	0.6%
	8.375%, 9/15/2026

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 9. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 72 for contact information.

8	|	Deutsche Global Income Builder Fund

Investment Portfolio	as of April 30, 2018 (Unaudited)

	Shares	Value ($)
Common Stocks 54.1%
Consumer Discretionary 7.3%
Auto Components 0.2%
Bridgestone Corp.	20,200	843,886
Nokian Renkaat Oyj	22,697	910,615

		1,754,501
Automobiles 1.4%
Daimler AG (Registered)	16,778	1,324,158
Ford Motor Co.	162,354	1,824,859
General Motors Co.	35,891	1,318,635
Honda Motor Co., Ltd.	27,800	957,641
Nissan Motor Co., Ltd.	190,100	1,999,712
Subaru Corp.	36,100	1,212,662
Toyota Motor Corp.	36,000	2,361,853

		10,999,520
Diversified Consumer Services 0.2%
New Oriental Education & Technology Group, Inc. (ADR)	14,000	1,257,760
Hotels, Restaurants & Leisure 1.1%
Carnival Corp.	17,516	1,104,559
Darden Restaurants, Inc.	10,160	943,458
Las Vegas Sands Corp.	18,975	1,391,437
McDonald’s Corp.	10,679	1,788,092
Sands China Ltd.	167,200	967,093
Starbucks Corp.	20,425	1,175,867
TUI AG	55,568	1,255,880

		8,626,386
Household Durables 0.5%
Berkeley Group Holdings PLC	16,828	942,847
Garmin Ltd.	18,444	1,082,110
Leggett & Platt, Inc.	21,926	889,099
Sekisui House Ltd.	69,300	1,270,383

		4,184,439
Internet & Direct Marketing Retail 0.9%
Amazon.com, Inc.*	3,629	5,683,486
Ctrip.com International Ltd. (ADR)*	19,500	797,550
JD.com, Inc. (ADR)*	21,600	788,616

		7,269,652
Leisure Products 0.2%
Bandai Namco Holdings, Inc.	42,500	1,443,429

The accompanying notes are an integral part of the financial statements.

Deutsche Global Income Builder Fund	|	9

	Shares	Value ($)
Media 1.4%
Comcast Corp. “A”	49,118	1,541,814
Interpublic Group of Companies, Inc.	47,271	1,115,123
Lagardere SCA	34,255	977,247
Omnicom Group, Inc. (a)	14,589	1,074,626
Pearson PLC	84,550	969,584
ProSiebenSat.1 Media SE	26,876	975,452
Shaw Communications, Inc. “B”	72,429	1,488,688
Time Warner, Inc.	12,708	1,204,718
Walt Disney Co.	14,600	1,464,818

		10,812,070
Multiline Retail 0.3%
Marks & Spencer Group PLC	277,578	1,098,039
Target Corp.	13,396	972,549

		2,070,588
Specialty Retail 0.4%
Home Depot, Inc.	11,124	2,055,715
Yamada Denki Co., Ltd. (a)	233,800	1,225,703

		3,281,418
Textiles, Apparel & Luxury Goods 0.7%
Cie Financiere Richemont SA (Registered)	16,858	1,605,370
NIKE, Inc. “B”	22,800	1,559,292
Tapestry, Inc.	17,757	954,794
VF Corp.	19,314	1,561,923

		5,681,379
Consumer Staples 3.6%
Beverages 0.8%
Ambev SA (ADR)	129,956	860,309
Anheuser-Busch InBev SA	8,485	843,084
Coca-Cola Co.	54,244	2,343,883
PepsiCo, Inc.	17,668	1,783,408

		5,830,684
Food & Staples Retailing 0.6%
Lawson, Inc.	16,600	1,097,577
Sysco Corp.	14,992	937,600
Walmart, Inc.	17,924	1,585,557
Wesfarmers Ltd.	27,706	911,953

		4,532,687
Food Products 0.9%
Archer-Daniels-Midland Co.	20,200	916,676
General Mills, Inc.	21,154	925,276
Kellogg Co.	13,786	811,995
Kraft Heinz Co.	19,047	1,073,870

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche Global Income Builder Fund

	Shares	Value ($)
Nestle SA (Registered)	31,890	2,473,880
The Hershey Co.	9,155	841,711

		7,043,408
Household Products 0.5%
Colgate-Palmolive Co.	14,382	938,138
Kimberly-Clark Corp.	8,079	836,499
Procter & Gamble Co.	34,320	2,482,709

		4,257,346
Tobacco 0.8%
Altria Group, Inc.	30,549	1,714,104
British American Tobacco PLC	16,048	880,843
Imperial Brands PLC	26,573	951,875
Japan Tobacco, Inc.	36,200	971,641
Philip Morris International, Inc.	23,887	1,958,734

		6,477,197

Energy 4.7%
Oil, Gas & Consumable Fuels
BP PLC	333,039	2,461,851
Chevron Corp.	23,582	2,950,344
Enagas SA	33,915	986,378
Enbridge, Inc.	30,116	912,194
Eni SpA	65,074	1,272,164
Exxon Mobil Corp.	54,884	4,267,231
Gazprom PJSC (ADR)	423,781	1,932,441
JXTG Holdings, Inc.	144,200	939,083
LUKOIL PJSC (ADR)	40,658	2,678,956
Neste Oyj	17,145	1,442,860
Occidental Petroleum Corp.	20,529	1,586,071
ONEOK, Inc.	18,987	1,143,397
Pembina Pipeline Corp.	28,887	919,965
Phillips 66	9,423	1,048,874
Repsol SA	51,044	973,397
Royal Dutch Shell PLC “A”	74,334	2,586,513
Royal Dutch Shell PLC “B”	62,732	2,243,323
Snam SpA	212,939	1,023,511
TOTAL SA	30,633	1,931,143
TransCanada Corp.	21,261	901,475
Valero Energy Corp.	10,808	1,198,931
Williams Companies, Inc.	40,900	1,052,357

		36,452,459
Financials 8.1%
Banks 5.4%
Aozora Bank Ltd.	29,600	1,196,404
Australia & New Zealand Banking Group Ltd.	57,340	1,156,788

The accompanying notes are an integral part of the financial statements.

Deutsche Global Income Builder Fund	|	11

	Shares	Value ($)
Banco Bradesco SA (ADR)	87,400	856,520
Bank of America Corp.	85,800	2,567,136
Bank of Montreal	11,820	897,674
Bank of Nova Scotia	19,696	1,210,645
BB&T Corp.	17,257	911,170
BNP Paribas SA	15,246	1,175,146
Canadian Imperial Bank of Commerce	11,831	1,030,461
Citigroup, Inc.	19,700	1,344,919
Commonwealth Bank of Australia	19,487	1,052,586
Danske Bank AS	36,268	1,266,315
Hang Seng Bank Ltd.	37,600	952,755
HSBC Holdings PLC	225,257	2,247,621
ICICI Bank Ltd. (ADR)	102,400	871,424
Intesa Sanpaolo SpA	291,563	1,108,979
Itau Unibanco Holding SA (ADR) (Preferred)	82,977	1,205,656
Japan Post Bank Co., Ltd.	86,100	1,171,757
JPMorgan Chase & Co.	34,340	3,735,505
Lloyds Banking Group PLC	1,287,465	1,143,841
Mizuho Financial Group, Inc.	954,900	1,733,971
National Australia Bank Ltd.	50,437	1,099,050
People’s United Financial, Inc.	48,196	881,505
PNC Financial Services Group, Inc.	6,000	873,660
Royal Bank of Canada	18,237	1,386,861
Sberbank of Russia PJSC (ADR)	113,708	1,679,467
Skandinaviska Enskilda Banken AB “A”	89,734	843,825
Swedbank AB “A”	52,692	1,147,756
Toronto-Dominion Bank	22,473	1,262,143
U.S. Bancorp.	20,481	1,033,266
Wells Fargo & Co.	40,240	2,090,870
Westpac Banking Corp.	49,291	1,060,521

		42,196,197
Capital Markets 0.1%
CME Group, Inc.	7,738	1,220,128
Diversified Financial Services 0.2%
Berkshire Hathaway, Inc. “B”*	8,300	1,607,959
Insurance 2.3%
Ageas	17,472	935,099
Allianz SE (Registered)	4,307	1,019,529
American Financial Group, Inc.	8,500	962,370
AXA SA (a)	40,785	1,164,035
Baloise Holding AG (Registered)	7,936	1,258,957
Chubb Ltd.	6,600	895,422
Japan Post Holdings Co., Ltd.	74,600	906,718
Legal & General Group PLC	244,668	906,817
MetLife, Inc.	19,564	932,616

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche Global Income Builder Fund

	Shares	Value ($)
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	3,895	892,044
Poste Italiane SpA 144A	132,910	1,299,756
Power Financial Corp.	46,530	1,207,145
Sampo Oyj “A”	25,010	1,349,019
Swiss Re AG	15,661	1,492,370
The Travelers Companies, Inc.	6,617	870,797
Zurich Insurance Group AG	5,082	1,623,566

		17,716,260
Thrifts & Mortgage Finance 0.1%
New York Community Bancorp., Inc.	85,605	1,016,987

Health Care 4.9%
Biotechnology 0.7%
AbbVie, Inc.	18,699	1,805,388
Amgen, Inc.	10,370	1,809,358
Gilead Sciences, Inc.	21,674	1,565,513

		5,180,259
Health Care Equipment & Supplies 0.3%
Abbott Laboratories	15,900	924,267
Medtronic PLC	17,906	1,434,808

		2,359,075
Health Care Providers & Services 0.4%
CVS Health Corp.	15,006	1,047,869
UnitedHealth Group, Inc.	9,368	2,214,595

		3,262,464
Pharmaceuticals 3.5%
Astellas Pharma, Inc.	92,800	1,376,226
AstraZeneca PLC	21,050	1,479,022
Bristol-Myers Squibb Co.	22,509	1,173,394
Daiichi Sankyo Co., Ltd.	26,500	907,351
Eli Lilly & Co.	15,423	1,250,343
GlaxoSmithKline PLC	110,453	2,219,411
Johnson & Johnson	33,028	4,177,712
Merck & Co., Inc.	38,334	2,256,722
Mitsubishi Tanabe Pharma Corp.	51,900	985,526
Novartis AG (Registered)	28,086	2,165,684
Novo Nordisk AS “B”	22,805	1,079,231
Otsuka Holdings Co., Ltd.	18,000	943,027
Pfizer, Inc.	94,847	3,472,349
Roche Holding AG (Genusschein)	11,381	2,530,619
Sanofi	12,505	989,132
Takeda Pharmaceutical Co., Ltd.	21,000	887,027

		27,892,776

The accompanying notes are an integral part of the financial statements.

Deutsche Global Income Builder Fund	|	13

	Shares	Value ($)

Industrials 6.1%
Aerospace & Defense 1.1%
BAE Systems PLC	112,852	946,959
Boeing Co.	5,802	1,935,315
Harris Corp.	5,687	889,560
Lockheed Martin Corp.	4,689	1,504,419
Northrop Grumman Corp.	2,600	837,304
Raytheon Co.	6,503	1,332,725
United Technologies Corp.	10,212	1,226,972

		8,673,254
Air Freight & Logistics 0.2%
Royal Mail PLC	114,941	918,882
United Parcel Service, Inc. “B”	8,467	961,005

		1,879,887
Airlines 0.1%
Japan Airlines Co., Ltd.	22,200	875,053
Building Products 0.1%
Johnson Controls International PLC	26,391	893,863
Commercial Services & Supplies 0.5%
Park24 Co., Ltd.	33,600	952,232
Quad Graphics, Inc.	10	247
Republic Services, Inc.	18,592	1,202,531
Waste Management, Inc.	16,166	1,314,134

		3,469,144
Construction & Engineering 0.5%
Kajima Corp.	97,000	935,873
Obayashi Corp.	105,700	1,218,399
Skanska AB “B”	46,348	903,888
Taisei Corp.	17,500	944,077

		4,002,237
Electrical Equipment 0.4%
ABB Ltd. (Registered)	42,343	989,986
Eaton Corp. PLC	15,252	1,144,358
Emerson Electric Co.	16,563	1,099,949

		3,234,293
Industrial Conglomerates 0.7%
3M Co.	8,041	1,563,090
General Electric Co.	67,573	950,752
Honeywell International, Inc.	11,255	1,628,373
Siemens AG (Registered)	9,017	1,146,194

		5,288,409

The accompanying notes are an integral part of the financial statements.

14	|	Deutsche Global Income Builder Fund

	Shares	Value ($)
Machinery 1.0%
Caterpillar, Inc.	6,205	895,754
Cummins, Inc.	5,720	914,399
Deere & Co.	6,025	815,363
Illinois Tool Works, Inc.	6,054	859,789
Ingersoll-Rand PLC	11,564	970,104
Kone Oyj “B”	26,782	1,332,200
PACCAR, Inc.	14,000	891,380
Stanley Black & Decker, Inc.	6,123	866,956

		7,545,945
Marine 0.1%
Kuehne + Nagel International AG (Registered)	5,659	883,166
Professional Services 0.4%
Adecco Group AG (Registered)	18,748	1,243,426
Nielsen Holdings PLC	27,954	879,153
SGS SA (Registered)	454	1,104,233

		3,226,812
Road & Rail 0.1%
Union Pacific Corp.	7,955	1,063,027
Trading Companies & Distributors 0.9%
Fastenal Co.	16,473	823,485
ITOCHU Corp.	67,500	1,352,319
Marubeni Corp.	151,200	1,138,169
Mitsubishi Corp.	37,500	1,036,979
Mitsui & Co., Ltd.	63,700	1,150,273
Sumitomo Corp.	74,400	1,336,601

		6,837,826

Information Technology 10.3%
Communications Equipment 0.7%
Cisco Systems, Inc.	69,062	3,058,756
Motorola Solutions, Inc.	9,693	1,064,582
Nokia Oyj	176,156	1,056,797

		5,180,135
Electronic Equipment, Instruments & Components 0.2%
Corning, Inc.	33,216	897,496
TE Connectivity Ltd.	9,379	860,523

		1,758,019
Internet Software & Services 2.2%
Alibaba Group Holding Ltd. (ADR)*	10,121	1,807,003
Alphabet, Inc. “A”*	2,634	2,682,940
Alphabet, Inc. “C”*	2,891	2,941,101
Baidu, Inc. (ADR)*	5,174	1,298,157

The accompanying notes are an integral part of the financial statements.

Deutsche Global Income Builder Fund	|	15

	Shares	Value ($)
Facebook, Inc. “A”*	23,698	4,076,056
NetEase, Inc. (ADR)	6,954	1,787,665
Tencent Holdings Ltd. (ADR)	33,065	1,624,483
Yahoo Japan Corp. (a)	200,500	823,637

		17,041,042
IT Services 2.1%
Accenture PLC “A”	10,733	1,622,830
Automatic Data Processing, Inc.	10,218	1,206,541
Broadridge Financial Solutions, Inc.	9,186	984,831
Cognizant Technology Solutions Corp. “A”	14,600	1,194,572
Fidelity National Information Services, Inc.	10,189	967,649
International Business Machines Corp.	15,655	2,269,349
Leidos Holdings, Inc.	13,900	892,797
Mastercard, Inc. “A”	10,533	1,877,718
Otsuka Corp.	19,100	889,754
Paychex, Inc.	17,354	1,051,132
Visa, Inc. “A”	15,423	1,956,870
Western Union Co.	57,359	1,132,840

		16,046,883
Semiconductors & Semiconductor Equipment 1.8%
Analog Devices, Inc.	9,947	868,870
Intel Corp.	58,396	3,014,402
KLA-Tencor Corp.	8,797	895,007
Maxim Integrated Products, Inc.	15,494	844,423
NVIDIA Corp.	4,100	922,090
QUALCOMM, Inc.	27,639	1,409,865
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	67,800	2,606,910
Texas Instruments, Inc.	15,736	1,596,103
Tokyo Electron Ltd.	4,800	917,641
Xilinx, Inc.	13,266	852,208

		13,927,519
Software 1.5%
CA, Inc.	35,540	1,236,792
Intuit, Inc.	5,400	997,866
Micro Focus International PLC	55,518	953,529
Microsoft Corp.	78,193	7,312,609
Oracle Corp.	33,555	1,532,457

		12,033,253
Technology Hardware, Storage & Peripherals 1.8%
Apple, Inc.	52,737	8,715,317
Canon, Inc.	36,000	1,246,402
HP, Inc.	44,458	955,402
Samsung Electronics Co., Ltd. (GDR)	1,271	1,574,769

The accompanying notes are an integral part of the financial statements.

16	|	Deutsche Global Income Builder Fund

	Shares	Value ($)
Seagate Technology PLC	15,600	903,084
Xerox Corp.	31,772	999,229

		14,394,203

Materials 0.9%
Chemicals 0.5%
Air Products & Chemicals, Inc.	5,649	916,776
DowDuPont, Inc.	22,538	1,425,303
GEO Specialty Chemicals, Inc.* (b)	162,220	36,500
Givaudan SA (Registered)	394	879,800
LyondellBasell Industries NV “A”	8,927	943,852

		4,202,231
Metals & Mining 0.2%
MMC Norilsk Nickel PJSC (ADR) (a)	77,386	1,318,657
Paper & Forest Products 0.2%
UPM-Kymmene Oyj	31,488	1,127,596

Real Estate 2.5%
Equity Real Estate Investment Trusts (REITs)
Ascendas Real Estate Investment Trust	450,300	905,549
AvalonBay Communities, Inc.	5,348	871,724
Brixmor Property Group, Inc.	60,399	899,341
Camden Property Trust	10,400	888,160
Crown Castle International Corp.	8,213	828,445
HCP, Inc.	40,610	948,650
Iron Mountain, Inc.	34,885	1,183,997
Japan Real Estate Investment Corp.	178	923,299
Liberty Property Trust	22,900	957,678
Mid-America Apartment Communities, Inc.	10,000	914,600
National Retail Properties, Inc.	25,977	988,165
Prologis, Inc.	14,517	942,298
Public Storage	5,344	1,078,312
Realty Income Corp.	19,101	964,792
RioCan Real Estate Investment Trust	59,169	1,076,051
Simon Property Group, Inc.	6,700	1,047,478
Stockland	296,170	923,639
Ventas, Inc.	23,887	1,228,270
Vicinity Centres	557,028	1,022,617
Welltower, Inc.	20,781	1,110,537

		19,703,602

Telecommunication Services 3.8%
Diversified Telecommunication Services 3.0%
AT&T, Inc.	114,186	3,733,882
BCE, Inc.	32,678	1,386,833
BT Group PLC	412,826	1,413,627

The accompanying notes are an integral part of the financial statements.

Deutsche Global Income Builder Fund	|	17

	Shares	Value ($)
Deutsche Telekom AG (Registered)	53,868	941,863
Elisa Oyj	21,639	958,677
Nippon Telegraph & Telephone Corp.	30,200	1,437,354
Orange SA	54,698	996,523
Proximus SA	31,396	962,399
Singapore Telecommunications Ltd.	446,900	1,189,048
Swisscom AG (Registered)	2,918	1,402,112
Telefonica SA	88,553	898,333
Telenor ASA	38,283	847,604
Telia Co. AB	235,746	1,161,022
Telstra Corp., Ltd.	396,064	947,650
TELUS Corp.	37,098	1,327,663
Verizon Communications, Inc.	73,050	3,605,018

		23,209,608
Wireless Telecommunication Services 0.8%
KDDI Corp.	52,200	1,403,676
NTT DoCoMo, Inc.	82,000	2,126,046
Tele2 AB “B”	74,843	973,824
Vodafone Group PLC	768,968	2,235,734

		6,739,280

Utilities 1.9%
Electric Utilities 1.1%
American Electric Power Co., Inc.	13,571	949,699
Duke Energy Corp.	14,589	1,169,454
EDP — Energias de Portugal SA (a)	233,137	865,613
Entergy Corp.	11,608	947,097
Exelon Corp.	23,759	942,757
Fortum Oyj	41,388	954,227
NextEra Energy, Inc.	6,027	987,886
PPL Corp.	32,971	959,456
Southern Co.	24,385	1,124,636

		8,900,825
Multi-Utilities 0.8%
CenterPoint Energy, Inc.	33,583	850,657
Consolidated Edison, Inc.	11,704	937,842
Dominion Energy, Inc.	13,333	887,444
Engie SA	51,223	898,422
National Grid PLC	75,987	881,390
Public Service Enterprise Group, Inc.	17,611	918,414
WEC Energy Group, Inc.	14,018	901,077

		6,275,246
Total Common Stocks (Cost $400,915,621)		424,158,043

The accompanying notes are an integral part of the financial statements.

18	|	Deutsche Global Income Builder Fund

	Shares	Value ($)
Preferred Stocks 5.6%
Financials 4.4%
AGNC Investment Corp. Series C, 7.0%	64,439	1,643,194
AGNC Investment Corp. Series B, 7.75%	80,000	2,055,200
Bank of America Corp. Series Y, 6.5%	75,000	1,965,750
BB&T Corp. 5.625%	75,000	1,934,250
Capital One Financial Corp. Series G, 5.2%	100,000	2,426,000
Charles Schwab Corp. Series D, 5.95%	75,000	1,950,750
Citigroup, Inc. Series S, 6.3%	75,000	1,969,500
Fifth Third Bancorp. Series I, 6.625%	75,000	2,128,500
JPMorgan Chase & Co. Series AA, 6.1%	75,000	1,966,500
KeyCorp Series E, 6.125%	75,000	2,034,750
Kimco Realty Corp. Series L, 5.125%	75,000	1,570,500
Morgan Stanley Series K, 5.85%	75,000	1,923,750
PNC Financial Services Group, Inc. Series P, 6.125%	75,000	2,034,750
Prologis, Inc. Series Q, 8.54%	236	14,426
Regions Financial Corp. Sereis B, 6.375%	80,000	2,206,400
Simon Property Group, Inc. Series J, 8.375%	17,000	1,172,830
The Goldman Sachs Group, Inc. Series J, 5.5%	73,000	1,876,100
VEREIT, Inc. Series F, 6.7%	75,000	1,887,750
Wells Fargo & Co. Series Y, 5.625%	75,000	1,855,500

		34,616,400

Industrial 0.2%
General Electric Co. 4.7%	60,000	1,470,000

Telecommunication Services 0.5%
AT&T, Inc. 5.35%	100,000	2,458,000
Verizon Communications, Inc. 5.9%	60,000	1,531,800

		3,989,800

Utilities 0.5%
Dominion Energy, Inc. Series A, 5.25%	60,000	1,460,400
Southern Co. 5.25%	100,000	2,397,000

		3,857,400
Total Preferred Stocks (Cost $46,052,058)		43,933,600

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (b) (Cost $90,209)	506	12,553

The accompanying notes are an integral part of the financial statements.

Deutsche Global Income Builder Fund	|	19

	Principal Amount ($)(c)		Value ($)
Corporate Bonds 13.7%
Consumer Discretionary 2.1%
1011778 B.C. Unlimited Liability Co., 144A, 5.0%, 10/15/2025		2,000,000	1,924,380
Altice Financing SA, 144A, 7.5%, 5/15/2026		1,800,000	1,773,000
American Axle & Manufacturing, Inc., 6.25%, 4/1/2025 (a)		1,750,000	1,749,475
Asbury Automotive Group, Inc., 6.0%, 12/15/2024		105,000	104,738
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		128,000	127,680
CCO Holdings LLC, 144A, 5.875%, 5/1/2027		2,035,000	1,989,212
Cequel Communications Holdings I LLC, 144A, 5.125%, 12/15/2021		1,390,000	1,376,100
Charter Communications Operating LLC, 3.75%, 2/15/2028		750,000	684,228
Clear Channel Worldwide Holdings, Inc., Series B, 6.5%, 11/15/2022		595,000	609,131
CSC Holdings LLC:
5.25%, 6/1/2024		185,000	173,322
144A, 5.5%, 4/15/2027		1,800,000	1,727,640
Dana, Inc., 5.5%, 12/15/2024		170,000	172,975
DISH DBS Corp., 5.0%, 3/15/2023		845,000	731,981
Expedia Group, Inc., 3.8%, 2/15/2028		820,000	747,956
General Motors Co., 6.6%, 4/1/2036		110,000	123,231
MDC Partners, Inc., 144A, 6.5%, 5/1/2024		50,000	49,188
Nordstrom, Inc., 4.0%, 3/15/2027 (a)		285,000	273,584
Penske Automotive Group, Inc., 5.5%, 5/15/2026		165,000	160,050
Viking Cruises Ltd., 144A, 6.25%, 5/15/2025		265,000	266,325
Virgin Media Secured Finance PLC, 144A, 5.25%, 1/15/2026		2,000,000	1,905,000

			16,669,196

Consumer Staples 0.1%
B&G Foods, Inc., 5.25%, 4/1/2025 (a)		1,030,000	942,450

Energy 3.1%
Antero Resources Corp., 5.125%, 12/1/2022		440,000	442,200
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		65,000	66,625
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/2025		2,000,000	2,061,920
Chesapeake Energy Corp., 144A, 8.0%, 1/15/2025 (a)		630,000	610,785
Crestwood Midstream Partners LP, 6.25%, 4/1/2023		2,000,000	2,030,000
Enbridge, Inc., 5.5%, 7/15/2077		1,500,000	1,395,000
Energy Transfer Equity LP, 5.5%, 6/1/2027		1,000,000	1,000,000
Energy Transfer Partners LP, 5.95%, 10/1/2043		110,000	109,630
Hilcorp Energy I LP, 144A, 5.75%, 10/1/2025		870,000	861,300
Laredo Petroleum, Inc., 6.25%, 3/15/2023		210,000	213,150
MEG Energy Corp., 144A, 6.5%, 1/15/2025		500,000	500,100
Oasis Petroleum, Inc., 6.875%, 3/15/2022 (a)		580,000	597,400
Petroleos Mexicanos, REG S, 3.75%, 2/21/2024	EUR	2,720,000	3,473,540

The accompanying notes are an integral part of the financial statements.

20	|	Deutsche Global Income Builder Fund

	Principal Amount ($)(c)	Value ($)
Plains All American Pipeline LP, 2.85%, 1/31/2023	230,000	215,536
Range Resources Corp.:
4.875%, 5/15/2025 (a)	140,000	129,587
5.0%, 8/15/2022	2,000,000	1,965,000
5.875%, 7/1/2022	175,000	177,187
Southwestern Energy Co., 7.75%, 10/1/2027	1,000,000	1,032,500
Sunoco Logistics Partners Operations LP, 5.3%, 4/1/2044	95,000	87,504
Targa Resources Partners LP, 5.375%, 2/1/2027	2,000,000	1,915,000
Weatherford International Ltd., 9.875%, 2/15/2024 (a)	1,500,000	1,443,750
Whiting Petroleum Corp., 6.25%, 4/1/2023 (a)	985,000	1,013,319
WPX Energy, Inc.:
5.25%, 9/15/2024	2,000,000	2,015,000
6.0%, 1/15/2022	364,000	379,470
8.25%, 8/1/2023	210,000	238,350

		23,973,853

Financials 4.1%
AerCap Ireland Capital DAC, 3.75%, 5/15/2019	70,000	70,514
Akbank Turk AS, 144A, 5.0%, 10/24/2022	1,000,000	981,000
Barclays PLC, 4.836%, 5/9/2028	4,300,000	4,178,463
BNP Paribas SA:
144A, 4.625%, 3/13/2027	1,410,000	1,411,587
144A, 6.75%, 3/14/2022	4,000,000	4,195,000
BPCE SA, 144A, 4.875%, 4/1/2026	3,300,000	3,336,804
Credit Suisse Group AG:
144A, 4.282%, 1/9/2028	500,000	492,440
144A, 7.5%, 12/11/2023	1,500,000	1,625,655
FS Investment Corp., 4.75%, 5/15/2022	310,000	309,337
HSBC Holdings PLC:
4.375%, 11/23/2026	640,000	634,486
6.0%, 5/22/2027	1,500,000	1,481,550
Lincoln Finance Ltd., 144A, 7.375%, 4/15/2021	105,000	108,544
National Savings Bank, 144A, 5.15%, 9/10/2019	500,000	497,500
Royal Bank of Scotland Group PLC, 7.5%, 8/10/2020	5,000,000	5,251,250
TC Ziraat Bankasi AS:
144A, 5.125%, 5/3/2022	1,600,000	1,556,470
144A, 5.125%, 9/29/2023	1,500,000	1,433,877
The Goldman Sachs Group, Inc., Series P, 5.0%, 11/10/2022	2,000,000	1,921,280
Westpac Banking Corp., 5.0%, 9/21/2027	2,605,000	2,375,384

		31,861,141

Health Care 0.4%
Endo Dac:
144A, 6.0%, 7/15/2023	230,000	167,325
144A, 6.0%, 2/1/2025	160,000	112,400

The accompanying notes are an integral part of the financial statements.

Deutsche Global Income Builder Fund	|	21

	Principal Amount ($)(c)	Value ($)
HCA, Inc., 4.5%, 2/15/2027	2,000,000	1,915,000
LifePoint Health, Inc., 5.375%, 5/1/2024	45,000	42,863
Tenet Healthcare Corp., 6.75%, 6/15/2023 (a)	420,000	412,912

		2,650,500

Industrials 0.3%
Bombardier, Inc., 144A, 5.75%, 3/15/2022 (a)	1,480,000	1,483,700
Masonite International Corp., 144A, 5.625%, 3/15/2023	145,000	149,350
Park Aerospace Holdings Ltd., 144A, 5.25%, 8/15/2022	850,000	844,688

		2,477,738

Information Technology 0.2%
Cardtronics, Inc., 5.125%, 8/1/2022	135,000	130,950
Dell International LLC, 144A, 8.1%, 7/15/2036	130,000	153,640
Netflix, Inc., 4.375%, 11/15/2026 (a)	1,000,000	934,690
Pitney Bowes, Inc., 3.625%, 9/15/2020	215,000	212,312
Seagate HDD Cayman, 4.25%, 3/1/2022	400,000	397,335

		1,828,927

Materials 1.7%
AK Steel Corp., 7.0%, 3/15/2027 (a)	2,500,000	2,425,000
Ardagh Packaging Finance PLC, 144A, 7.25%, 5/15/2024	2,000,000	2,110,000
Cascades, Inc., 144A, 5.5%, 7/15/2022	36,000	35,820
CF Industries, Inc., 144A, 4.5%, 12/1/2026	95,000	95,110
Chemours Co., 6.625%, 5/15/2023	1,750,000	1,839,688
Constellium NV, 144A, 6.625%, 3/1/2025	1,000,000	1,013,750
Evraz Group SA, 144A, 5.375%, 3/20/2023	1,600,000	1,571,200
Glencore Funding LLC, 144A, 4.625%, 4/29/2024	80,000	80,760
Hexion, Inc., 6.625%, 4/15/2020	315,000	295,706
Teck Resources Ltd., 144A, 8.5%, 6/1/2024	50,000	55,813
United States Steel Corp., 6.875%, 8/15/2025	2,000,000	2,040,000
Vedanta Resources PLC, 144A, 7.125%, 5/31/2023	1,800,000	1,836,000
WR Grace & Co-Conn, 144A, 5.625%, 10/1/2024	60,000	61,950

		13,460,797

Real Estate 0.3%
CBL & Associates LP:
(REIT), 5.25%, 12/1/2023	200,000	167,293
(REIT), 5.95%, 12/15/2026 (a)	485,000	388,938
Government Properties Income Trust, (REIT), 4.0%, 7/15/2022	555,000	544,693
Hospitality Properties Trust, (REIT), 3.95%, 1/15/2028	400,000	365,497
Omega Healthcare Investors, Inc., (REIT), 4.75%, 1/15/2028 (a)	490,000	470,475
Select Income REIT:
(REIT), 4.15%, 2/1/2022	260,000	260,067
(REIT), 4.25%, 5/15/2024	210,000	203,020

The accompanying notes are an integral part of the financial statements.

22	|	Deutsche Global Income Builder Fund

	Principal Amount ($)(c)	Value ($)
VEREIT Operating Partnership LP:
(REIT), 4.125%, 6/1/2021	40,000	40,647
(REIT), 4.875%, 6/1/2026	35,000	34,760

		2,475,390

Telecommunication Services 0.7%
AT&T, Inc., 4.5%, 5/15/2035	450,000	429,018
CenturyLink, Inc.:
Series T, 5.8%, 3/15/2022	395,000	393,025
Series Y, 7.5%, 4/1/2024 (a)	370,000	377,400
Frontier Communications Corp.:
6.875%, 1/15/2025 (a)	415,000	254,187
7.125%, 1/15/2023 (a)	940,000	672,100
Intelsat Jackson Holdings SA, 7.25%, 10/15/2020	1,500,000	1,464,375
Sprint Corp., 7.125%, 6/15/2024	1,485,000	1,538,831
Zayo Group LLC, 6.375%, 5/15/2025	265,000	274,328

		5,403,264

Utilities 0.7%
AmeriGas Partners LP, 5.75%, 5/20/2027	2,000,000	1,925,000
Calpine Corp.:
5.375%, 1/15/2023	340,000	325,975
5.75%, 1/15/2025 (a)	110,000	100,936
Electricite de France SA, 144A, 4.75%, 10/13/2035	390,000	405,936
Eskom Holdings SOC Ltd., 144A, 6.75%, 8/6/2023	1,100,000	1,113,750
NGL Energy Partners LP, 5.125%, 7/15/2019	175,000	175,000
NRG Energy, Inc., 6.25%, 5/1/2024	870,000	899,363
Vistra Energy Corp., 7.625%, 11/1/2024	485,000	521,375

		5,467,335
Total Corporate Bonds (Cost $110,737,229)		107,210,591

Asset-Backed 1.1%
Miscellaneous
Dell Equipment Finance Trust, “D”, Series 2017-1, 144A, 3.44%, 4/24/2023	980,000	973,778
Domino’s Pizza Master Issuer LLC, “A23”, Series 2017-1A, 144A, 4.118%, 7/25/2047	1,578,075	1,563,857
Dryden Senior Loan Fund, “B”, Series 2017-49A, 144A, 3-month USD-LIBOR + 1.700%, 4.055%**, 7/18/2030	1,130,000	1,131,079
Hilton Grand Vacations Trust, “B”, Series 2014-AA, 144A, 2.07%, 11/25/2026	557,411	547,908
Neuberger Berman CLO Ltd.:
“B”, Series 2018-28A, 144A, 3-month USD-LIBOR + 1.600%, 3.655%**, 4/20/2030 (b) (d)	750,000	748,623

The accompanying notes are an integral part of the financial statements.

Deutsche Global Income Builder Fund	|	23

	Principal Amount ($)(c)	Value ($)
“D”, Series 2018-28A, 144A, 3-month USD-LIBOR + 2.850%, 4.905%**, 4/20/2030 (b) (d)	1,000,000	1,000,000
Venture XXVIII CLO Ltd., “A2”, Series 2017-28A, 144A, 3-month USD-LIBOR + 1.110%, 3.469%**, 7/20/2030	2,000,000	2,001,440
Wendy’s Funding LLC, “A2I”, Series 2018-1A, 144A, 3.573%, 3/15/2048	927,675	903,602

Total Asset-Backed (Cost $8,902,985)		8,870,287

Mortgage-Backed Securities Pass-Throughs 0.3%
Federal Home Loan Mortgage Corp., 6.0%, 11/1/2021	23,019	25,427
Federal National Mortgage Association, 4.0%, 12/1/2042	2,388,711	2,451,355
Government National Mortgage Association, 6.5%, 8/20/2034	50,437	57,473

Total Mortgage-Backed Securities Pass-Throughs (Cost $2,604,901)		2,534,255

Commercial Mortgage-Backed Securities 1.0%
CHT Mortgage Trust, “D”, Series 2017-CSMO, 144A, 1-month USD-LIBOR + 2.250%, 4.147%**, 11/15/2036	2,000,000	2,011,310
CSAIL Commercial Mortgage Trust, “A4”, Series 2015-C4, 3.808%, 11/15/2048	1,450,000	1,461,088
FHLMC Multifamily Structured Pass-Through Certificates, “X1”, Series K043, Interest Only, 0.673%**, 12/25/2024	7,417,619	229,469
GMAC Commercial Mortgage Securities, Inc., “G”, Series 2004-C1, 144A, 5.455%, 3/10/2038	2,331,282	2,167,953
JPMBB Commercial Mortgage Securities Trust:
“A4”, Series 2015-C28, 3.227%, 10/15/2048	2,185,000	2,134,426
“A3”, Series 2014-C19, 3.669%, 4/15/2047	200,000	202,485

Total Commercial Mortgage-Backed Securities (Cost $8,493,230)		8,206,731

Collateralized Mortgage Obligations 1.9%
Fannie Mae Connecticut Avenue Securities, “1M1”, Series 2016-C02, 1-month USD-LIBOR + 2.150%, 4.047%**, 9/25/2028	581,922	586,338
Federal Home Loan Mortgage Corp.:
“H”, Series 4865, 4.0%, 8/15/2044	2,910,202	2,978,490
“PI”, Series 3940, Interest Only, 4.0%, 2/15/2041	273,793	45,103
“C31”, Series 303, Interest Only, 4.5%, 12/15/2042	4,804,360	1,123,718
“PI”, Series 3843, Interest Only, 4.5%, 5/15/2038	1,384,166	101,051
Federal National Mortgage Association:
“WO”, Series 2013-27, Principal Only, Zero Coupon, 12/25/2042	1,200,000	703,495

The accompanying notes are an integral part of the financial statements.

24	|	Deutsche Global Income Builder Fund

	Principal Amount ($)(c)		Value ($)
“ZL” , Series 2017-55, 3.0%, 10/25/2046		1,537,925	1,299,464
“4”, Series 406, Interest Only, 4.0%, 9/25/2040		1,241,515	264,376
“JZ”, Series 2012-4, 4.0%, 9/25/2041		3,265,748	3,379,668
“I”, Series 2003-84, Interest Only, 6.0%, 9/25/2033		338,691	55,116
Fredddie Mac Structured Agency Credit Risk Debt Notes, “M2”, Series 2017-DNA3, 1-month USD-LIBOR + 2.500%, 4.397%**, 3/25/2030		1,000,000	1,037,188
Government National Mortgage Association:
“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044		1,103,855	156,571
“QI”, Series 2011-112, Interest Only, 4.0%, 5/16/2026		619,564	52,728
“BI”, Series 2010-30, Interest Only, 4.5%, 7/20/2039		182,786	22,145
“IP”, Series 2014-11, Interest Only, 4.5%, 1/20/2043		1,368,430	205,675
“IP”, Series 2014-115, Interest Only, 4.5%, 2/20/2044		117,506	25,705
“PI”, Series 2014-108, Interest Only, 4.5%, 12/20/2039		160,962	28,939
“IN”, Series 2009-69, Interest Only, 5.5%, 8/20/2039		782,585	147,380
“IQ”, Series 2011-18, Interest Only, 5.5%, 1/16/2039		186,436	16,409
“IV”, Series 2009-69, Interest Only, 5.5%, 8/20/2039		762,390	151,529
“IJ”, Series 2009-75, Interest Only, 6.0%, 8/16/2039		532,692	101,961
RESIMAC, “A2”, Series 2017-2, Australian Bank Bill Short Term Rates 1 Month Mid + 1.200%, 3.08%**, 1/15/2049	AUD	2,926,435	2,202,356

Total Collateralized Mortgage Obligations (Cost $13,688,456)			14,685,405

Government & Agency Obligations 6.2%
Other Government Related (e) 0.9%
Gazprom OAO, 144A, 4.95%, 7/19/2022		1,500,000	1,513,125
Southern Gas Corridor CJSC, 144A, 6.875%, 3/24/2026		3,000,000	3,277,500
Vnesheconombank, 144A, 6.025%, 7/5/2022		2,000,000	2,070,400

			6,861,025

Sovereign Bonds 5.2%
Export Credit Bank of Turkey, 144A, 5.375%, 10/24/2023		1,500,000	1,467,000
Government of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR	63,020,000,000	4,898,913
Ivory Coast Government International Bond, 144A, 6.375%, 3/3/2028		400,000	402,580
Kingdom of Bahrain, 144A, 6.125%, 8/1/2023		1,500,000	1,496,250
Kingdom of Norway, Series 480, 144A, REG S, 2.0%, 4/26/2028	NOK	56,000,000	7,011,675
Mexican Udibonos Inflation-Linked Bond, Series S, 2.0%, 6/9/2022	MXN	40,133,969	2,012,659

The accompanying notes are an integral part of the financial statements.

Deutsche Global Income Builder Fund	|	25

	Principal Amount ($)(c)	Value ($)
Republic of Angola, 144A, 9.5%, 11/12/2025	1,450,000	1,627,915
Republic of Argentina, Series NY, Step-up Coupon, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	9,000,000	5,872,500
Republic of Hungary, Series 19/A, 6.5%, 6/24/2019	HUF 90,600,000	374,239
Republic of Namibia, 144A, 5.25%, 10/29/2025	2,250,000	2,206,688
Republic of Nigeria, 144A, 6.5%, 11/28/2027	1,500,000	1,509,996
Republic of Portugal, 144A, 5.125%, 10/15/2024	1,200,000	1,270,908
Republic of Senegal, 144A, 6.25%, 7/30/2024 (a)	5,500,000	5,637,852
Republic of Sri Lanka, 144A, 5.75%, 1/18/2022	525,000	528,891
Republic of Zambia, 144A, 5.375%, 9/20/2022 (a)	2,000,000	1,830,096
United Mexican States, Series M, 5.75%, 3/5/2026	MXN 55,104,200	2,652,107

		40,800,269

U.S. Treasury Obligations 0.1%
U.S. Treasury Notes:
1.625%, 8/31/2022 (f)	1,000,000	954,219
2.375%, 5/15/2027	30,000	28,673

		982,892
Total Government & Agency Obligations (Cost $49,396,241)		48,644,186

Convertible Bond 0.1%
Materials
GEO Specialty Chemicals, Inc., 3-month USD-LIBOR + 14.0%, 16.006%** PIK, 10/18/2025 (b) (Cost $745,884)	741,177	914,612

Loan Participations and Assignments 1.1%
Senior Loans**
Altice U.S. Finance I Corp., Term Loan, 1-month USD LIBOR + 2.250%, 4.151%, 7/28/2025	3,554	3,556
Berry Global, Inc., Term Loan O, 1-month USD LIBOR + 2.000%, 3.897%, 2/8/2020	1,125	1,132
DaVita HealthCare Partners, Inc., Term Loan B, 1-month USD LIBOR + 2.750%, 4.651%, 6/24/2021	2,295,258	2,318,784
FCA U.S. LLC, Term Loan B, 1-month USD LIBOR + 2.000%, 3.9%, 12/31/2018	582,217	584,765
Hilton Worldwide Finance LLC, Term Loan B2, 1-month USD LIBOR + 1.750%, 3.647%, 10/25/2023	1,522,846	1,537,032
NRG Energy, Inc., Term Loan B, 3-month USD LIBOR + 1.750%, 4.052%, 6/30/2023	1,091,499	1,095,543
Outfront Media Capital LLC, Term Loan B, 1-month USD LIBOR + 2.000%, 3.898%, 3/18/2024	1,237,500	1,246,670

The accompanying notes are an integral part of the financial statements.

26	|	Deutsche Global Income Builder Fund

	Principal Amount ($)(c)	Value ($)
SBA Senior Finance II LLC, Term Loan B, 1-month USD LIBOR + 2.000%, 3.9%, 4/11/2025	712,737	715,560
TransDigm, Inc.:
Term Loan F, 1-month USD LIBOR + 2.750%, 4.651%, 6/9/2023	844,920	849,529
Term Loan F, 3-month USD LIBOR + 2.750%, 5.052%, 6/9/2023	442,472	444,886

Total Loan Participations and Assignments (Cost $8,739,932)		8,797,457

Municipal Bonds and Notes 0.1%
New York, NY, General Obligation, Series C, 5.0%, 8/1/2033(Cost $714,054)	620,000	698,027

	Shares	Value ($)
Exchange-Traded Funds 7.9%
iShares Global REIT ETF (a)	298,654	7,406,619
SPDR Bloomberg Barclays High Yield Bond ETF (a)	528,000	18,939,360
VanEck Vectors JPMorgan EM Local Currency Bond ETF (a)	1,068,133	20,006,131
Vanguard Real Estate ETF (a)	200,349	15,244,556

Total Exchange-Traded Funds (Cost $64,619,636)		61,596,666

	Principal Amount ($)(c)	Value ($)
Short-Term U.S. Treasury Obligations 4.9%
U.S. Treasury Bills:
1.18%***, 8/16/2018 (g)	18,295,000	18,194,116
1.368%***, 10/11/2018	80,000	79,294
1.381%***, 10/11/2018 (f)	7,420,000	7,354,488
1.77%***, 10/11/2018 (f)	1,000,000	991,171
1.797%***, 10/11/2018	500,000	495,585
1.815%***, 10/11/2018	9,000,000	8,920,537
1.842%***, 10/11/2018 (h)	2,000,000	1,982,342

Total Short-Term U.S. Treasury Obligations (Cost $38,081,257)		38,017,533

	Shares	Value ($)
Securities Lending Collateral 7.8%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 1.64% (i) (j) (Cost $61,046,716)	61,046,716	61,046,716

The accompanying notes are an integral part of the financial statements.

Deutsche Global Income Builder Fund	|	27

	Shares	Value ($)
Cash Equivalents 0.9%
Deutsche Central Cash Management Government Fund, 1.73% (i) (Cost $7,030,734)	7,030,734	7,030,734

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $821,859,143)	106.7	836,357,396
Other Assets and Liabilities, Net	(6.7)	(52,617,820)

Net Assets	100.0	783,739,576

A summary of the Fund’s transactions with affiliated investments during the period ended April 30, 2018 are as follows:

Value ($) at 10/31/2017	Purchases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 4/30/2018	Value ($) at 4/30/2018
Securities Lending Collateral 7.8%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 1.64% (i) (j)
31,098,510	29,948,206	—	—	—	250,488	—	61,046,716	61,046,716
Cash Equivalents 0.9%
Deutsche Central Cash Management Government Fund, 1.73% (i)
12,186,338	275,185,629	280,341,233	—	—	75,646	—	7,030,734	7,030,734
43,284,848	305,133,835	280,341,233	—	—	326,134	—	68,077,450	68,077,450

*	Non-income producing security.

**	Variable or floating rate security. These securities are shown at their current rate as of April 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***	Annualized yield at time of purchase; not a coupon rate.

(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at April 30, 2018 amounted to $59,146,187, which is 7.6% of net assets.

(b)	Investment was valued using significant unobservable inputs.

(c)	Principal amount stated in U.S. dollars unless otherwise noted.

(d)	When-issued security.

(e)	Government-backed debt issued by financial companies or government sponsored enterprises.

(f)	At April 30, 2018, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

The accompanying notes are an integral part of the financial statements.

28	|	Deutsche Global Income Builder Fund

(g)	At April 30, 2018, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(h)	At April 30, 2018, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(i)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(j)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the period ended April 30, 2018.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CJSC: Closed Joint Stock Company

CLO: Collateralized Loan Obligation

EM: Emerging Markets

GDR: Global Depositary Receipt

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

PJSC: Public Joint Stock Company

Principal Only: Principal Only (PO) bonds represent the “principal only” portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SPDR: Standard & Poor’s Depositary Receipt

At April 30, 2018, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
10 Year U.S. Treasury Note	USD	6/20/2018	181	21,683,612	21,652,126	(31,486)
DAX Index	EUR	6/15/2018	60	22,490,157	22,843,559	353,402
Mini MSCI Emerging Market Index	USD	6/15/2018	1,183	71,821,801	68,152,630	(3,669,171)
U.S. Treasury Long Bond	USD	6/20/2018	80	11,568,924	11,507,500	(61,424)
Ultra 10 Year U.S. Treasury Note	USD	6/20/2018	243	31,130,250	31,077,422	(52,828)
Ultra Long U.S. Treasury Bond	USD	6/20/2018	64	9,935,494	10,056,000	120,506
Total net unrealized depreciation						(3,341,001)

The accompanying notes are an integral part of the financial statements.

Deutsche Global Income Builder Fund	|	29

At April 30, 2018, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
2 Year U.S. Treasury Note	USD	6/29/2018	186	39,524,865	39,440,719	84,146
3 Month Euro Euribor Interest Rate	EUR	3/18/2019	11	3,327,687	3,329,866	(2,179)
3 Month Euro Swiss Franc (Euroswiss) Interest Rate	CHF	3/18/2019	13	3,298,189	3,298,209	(20)
3 Month Euroyen	JPY	3/18/2019	14	3,198,525	3,198,088	437
5 Year U.S. Treasury Note	USD	6/29/2018	109	12,412,155	12,372,352	39,803
90 Day Eurodollar	USD	3/18/2019	13	3,167,092	3,160,463	6,629
90 Day Sterling Interest Rate	GBP	3/20/2019	19	3,234,646	3,236,637	(1,991)
ASX 90 Day Bank Accepted Bills	AUD	3/7/2019	17	12,734,046	12,732,518	1,528
Federal Republic of Germany Euro-Bund	EUR	6/7/2018	154	29,200,239	29,520,933	(320,694)
Total net unrealized depreciation						(192,341)

At April 30, 2018, open written options contracts were as follows:

Options on Interest Rate Swap Contracts

Counterparty	Swap Effective/ Expiration Date	Contract Amount	Notional Amount ($)	Option Expiration Date	Premiums Received ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Call Options
Receive Fixed — 2.5% — Pay Floating — 3-Month LIBOR
Citigroup, Inc.	3/5/2019 3/5/2049	127,000,000	127,000,000	3/1/2019	2,376,732	(1,365,923)	1,010,809
Put Options
Pay Fixed — 3.25% — Receive Floating — 3 Month LIBOR
Citigroup, Inc.	3/5/2019 3/5/2049	100,000,000	100,000,000	3/1/2019	3,014,456	(2,342,120)	672,336
Total					5,391,188	(3,708,043)	1,683,145

The accompanying notes are an integral part of the financial statements.

30	|	Deutsche Global Income Builder Fund

At April 30, 2018, open credit default swap contracts sold were as follows:

Centrally Cleared Swaps

Underlying Reference Obligation	Fixed Cash Flows Received/ Frequency	Expiration Date	Notional Amount (k)	Currency	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation ($)
Markit CDX North America High Yield Index	5.0%/ Quarterly	6/20/2022	12,256,200	USD	1,020,044	709,047	310,997

(k)	The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

At April 30, 2018, open interest rate swap contracts were as follows:

Centrally Cleared Swaps

Cash Flows Paid by the Fund/ Frequency	Cash Flows Received by the Fund/ Frequency	Effective/ Expiration Date	Notional Amount ($)	Currency	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
Fixed — 1.75% Semi-Annually	Floating — 3-Month LIBOR Quarterly	6/20/2018 6/20/2020	3,000,000	USD	60,617	27,927	32,690
Fixed — 2.25% Semi-Annually	Floating — 3-Month LIBOR Quarterly	6/20/2018 6/20/2028	33,800,000	USD	2,255,535	836,042	1,419,493
Fixed — 2.5% Semi-Annually	Floating — 3-Month LIBOR Quarterly	6/20/2018 6/20/2048	10,700,000	USD	1,186,048	363,221	822,827
Floating — 3-Month LIBOR Quarterly	Fixed — 2.0% Semi-Annually	6/20/2018 6/20/2023	9,000,000	USD	(392,647)	(161,013)	(231,634)
Floating — 3-Month LIBOR Quarterly	Fixed — 2.5% Semi-Annually	6/20/2018 6/20/2038	5,800,000	USD	(509,243)	(141,281)	(367,962)
Total net unrealized appreciation							1,675,414

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate as of April 30, 2018 is 2.363%.

The accompanying notes are an integral part of the financial statements.

Deutsche Global Income Builder Fund	|	31

At April 30, 2018, open total return swap contracts were as follows:

Bilateral Swaps—Long

Pay/Receive Return of the Reference Index	Fixed Cash Flows Paid	Frequency	Counterparty/ Expiration Date	Notional Amount ($)	Value ($)	Upfront Payments Paid ($)	Unrealized (Depreciation) ($)
MSCI World Net Total Return USD Index	1.786%	At Expiration	Goldman Sach & Co. 9/14/2018	35,564,096	(698,420)	—	(698,420)
MSCI World Net Total Return USD Index	2.321%	At Expiration	Citigroup, Inc. 9/14/2018	53,349,162	(920,620)	—	(920,620)
Total unrealized depreciation							(1,619,040)

At April 30, 2018, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
AUD	2,966,000	USD	2,317,870	5/14/2018	84,870	Canadian Imperial Bank of Commerce
JPY	1,974,000,000	USD	18,225,851	5/14/2018	155,097	JPMorgan Chase Securities, Inc.
EUR	15,500,000	USD	19,211,108	6/28/2018	412,323	Barclays Bank PLC
GBP	13,598,200	USD	19,342,488	7/12/2018	556,478	BNP Paribas
MXN	54,000,000	USD	2,942,346	7/20/2018	89,926	HSBC Holdings PLC
EUR	2,750,000	USD	3,427,319	7/20/2018	86,252	HSBC Holdings PLC
NOK	56,000,000	USD	7,170,141	7/24/2018	168,221	Danske Bank AS
JPY	3,152,000,000	USD	29,051,227	7/31/2018	37,429	Credit Agricole
Total unrealized appreciation					1,590,596

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	18,094,101	JPY	1,974,000,000	5/14/2018	(23,347)	JPMorgan Chase Securities, Inc.

Currency Abbreviations
AUD Australian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
HUF Hungarian Forint

The accompanying notes are an integral part of the financial statements.

32	|	Deutsche Global Income Builder Fund

Currency Abbreviations
IDR Indonesian Rupiah
JPY Japanese Yen
MXN Mexican Peso
NOK Norwegian Krone
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding options contracts, futures contracts, credit default swap contracts, interest rate swap contracts, total return swap contracts and forward foreign currency contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (l)
Consumer Discretionary	$35,039,588	$22,341,554	$—	$57,381,142
Consumer Staples	20,010,469	8,130,853	—	28,141,322
Energy	20,592,236	15,860,223	—	36,452,459
Financials	32,552,306	31,205,225	—	63,757,531
Health Care	23,132,318	15,562,256	—	38,694,574
Industrials	27,464,007	20,408,909	—	47,872,916
Information Technology	74,493,294	5,887,760	—	80,381,054
Materials	4,604,588	2,007,396	36,500	6,648,484
Real Estate	15,928,498	3,775,104	—	19,703,602
Telecommunication Services	10,053,396	19,895,492	—	29,948,888
Utilities	11,576,419	3,599,652	—	15,176,071
Preferred Stocks (l)	43,933,600	—	—	43,933,600
Warrant	—	—	12,553	12,553
Fixed Income Investments (l)
Corporate Bonds	—	107,210,591	—	107,210,591
Asset-Backed	—	7,121,664	1,748,623	8,870,287
Mortgage-Backed Securities Pass-Throughs	—	2,534,255	—	2,534,255
Commercial Mortgage-Backed Securities	—	8,206,731	—	8,206,731
Collateralized Mortgage Obligations	—	14,685,405	—	14,685,405

The accompanying notes are an integral part of the financial statements.

Deutsche Global Income Builder Fund	|	33

Assets	Level 1	Level 2	Level 3	Total
Government & Agency Obligations	$—	$48,644,186	$—	$48,644,186
Convertible Bond	—	—	914,612	914,612
Loan Participations and Assignments	—	8,797,457	—	8,797,457
Municipal Bonds and Notes	—	698,027	—	698,027
Short-Term U.S. Treasury Obligations	—	38,017,533	—	38,017,533
Exchange-Traded Funds	61,596,666	—	—	61,596,666
Short-Term Investments (l)	68,077,450	—	—	68,077,450
Derivatives (m)
Futures Contracts	$606,451	$—	$—	$606,451
Credit Default Swap Contracts	—	310,997	—	310,997
Interest Rate Swap Contracts	—	2,275,010	—	2,275,010
Forward Foreign Currency Contracts	—	1,590,596	—	1,590,596
Total	$449,661,286	$388,766,876	$2,712,288	$841,140,450

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (m)
Futures Contracts	$(4,139,793)	$—	$—	$(4,139,793)
Written Options	—	(3,708,043)	—	(3,708,043)
Interest Rate Swap Contracts	—	(599,596)	—	(599,596)
Total Return Swap Contracts	—	(1,619,040)	—	(1,619,040)
Forward Foreign Currency Contracts	—	(23,347)	—	(23,347)
Total	$(4,139,793)	$(5,950,026)	$—	$(10,089,819)

As a result of the fair valuation model utilized by the Fund, certain international securities transferred from Level 1 to Level 2. During the period ended April 30, 2018, the amount of the transfers between Level 1 and Level 2 was 107,421,329.

Transfers	between price levels are recognized at the beginning of the reporting year.

(l)	See Investment Portfolio for additional detailed categorizations.

(m)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts, total return swap contracts, forward foreign currency contracts, and written options, at value.

The accompanying notes are an integral part of the financial statements.

34	|	Deutsche Global Income Builder Fund

Statement of Assets and Liabilities

as of April 30, 2018 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $753,781,693) — including $59,146,187 of securities loaned	$768,279,946
Investment in Deutsche Government & Agency Securities Portfolio (cost $61,046,716)*	61,046,716
Investment in Deutsche Central Cash Management Government Fund (cost $7,030,734)	7,030,734
Cash	766,894
Foreign currency, at value (cost $1,299,931)	1,266,965
Deposit with broker for option contracts	1,079,800
Receivable for investments sold	8,444,115
Receivable for Fund shares sold	39,495
Dividends receivable	1,361,091
Interest receivable	2,342,413
Unrealized appreciation on forward foreign currency contracts	1,590,596
Foreign taxes recoverable	209,105
Other assets	46,883
Total assets	853,504,753

Liabilities
Payable upon return of securities loaned	61,046,716
Payable for investments purchased — when-issued/delayed delivery securities	1,750,000
Payable for Fund shares redeemed	294,629
Payable for variation margin on futures contracts	286,722
Payable for variation margin on centrally cleared swaps	95,967
Options written, at value (premium received $5,391,188)	3,708,043
Unrealized depreciation on bilateral swap contracts	1,619,040
Unrealized depreciation on forward foreign currency contracts	23,347
Accrued management fee	239,994
Accrued Trustees’ fees	10,562
Other accrued expenses and payables	690,157
Total liabilities	69,765,177
Net assets, at value	$783,739,576

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Deutsche Global Income Builder Fund	|	35

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited) (continued)

Net Assets Consist of

Undistributed net investment income	8,849,477
Net unrealized appreciation (depreciation) on:
Investments	14,498,253
Swap contracts	367,371
Futures	(3,533,342)
Foreign currency	(47,664)
Forward foreign currency contracts	1,567,249
Written options	1,683,145
Accumulated net realized gain (loss)	20,410,078
Paid-in capital	739,945,009
Net assets, at value	$783,739,576

Net Asset Value
Class A
Net Asset Value and redemption price per share ($566,762,798 ÷ 60,878,414 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.31
Maximum offering price per share (100 ÷ 94.25 of $9.31)	$9.88
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($18,730,950 ÷ 2,013,597 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.30
Class R6
Net Asset Value, offering and redemption price per share ($573,782 ÷ 61,729 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.30
Class S
Net Asset Value, offering and redemption price per share ($187,234,925 ÷ 20,108,688 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.31
Institutional Class
Net Asset Value, offering and redemption price per share ($10,437,121 ÷ 1,122,845 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.30

The accompanying notes are an integral part of the financial statements.

36	|	Deutsche Global Income Builder Fund

Statement of Operations

for the six months ended April 30, 2018 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $446,716)	$10,495,248
Interest (net of foreign taxes withheld of $41,806)	4,316,435
Income distributions — Deutsche Central Cash Management Government Fund	75,646
Securities lending income, net of borrower rebates	250,488
Total income	15,137,817
Expenses:
Management fee	1,507,111
Administration fee	407,327
Services to shareholders	565,940
Distribution and service fees	786,253
Custodian fee	41,401
Professional fees	63,135
Reports to shareholders	49,530
Registration fees	32,612
Trustees’ fees and expenses	21,500
Other	48,696
Total expenses	3,523,505
Net investment income	11,614,312

The accompanying notes are an integral part of the financial statements.

Deutsche Global Income Builder Fund	|	37

Statement of Operations for the six months ended April 30, 2018 (Unaudited) (continued)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	$13,536,075
Swap contracts	7,339,633
Futures	4,504,631
Written options	51,770
Forward foreign currency contracts	(3,871,896)
Foreign currency	160,559
21,720,772
Change in net unrealized appreciation (depreciation) on:
Investments	(20,074,786)
Swap contracts	(2,946,224)
Futures	(6,248,424)
Written options	1,416,745
Forward foreign currency contracts	1,948,731
Foreign currency	(41,246)
(25,945,204)
Net gain (loss)	(4,224,432)
Net increase (decrease) in net assets resulting from operations	$7,389,880

The accompanying notes are an integral part of the financial statements.

38	|	Deutsche Global Income Builder Fund

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

Operations:
Net investment income	$11,614,312	$22,419,466
Net realized gain (loss)	21,720,772	80,822,857
Change in net unrealized appreciation (depreciation)	(25,945,204)	20,307,529
Net increase (decrease) in net assets resulting from operations	7,389,880	123,549,852
Distributions to shareholders from:
Net investment income:
Class A	(10,169,104)	(16,682,269)
Class C	(262,119)	(406,247)
Class R6	(66,180)	(58,522)
Class S	(3,530,551)	(5,778,503)
Institutional Class	(190,889)	(259,525)
Net realized gains:
Class A	(39,494,016)	—
Class C	(1,343,775)	—
Class R6	(214,910)	—
Class S	(12,874,796)	—
Institutional Class	(697,082)	—
Total distributions	(68,843,422)	(23,185,066)
Fund share transactions:
Proceeds from shares sold	16,195,264	49,781,467
Reinvestment of distributions	66,211,596	22,138,763
Payments for shares redeemed	(68,345,355)	(136,652,792)
Net increase (decrease) in net assets from Fund share transactions	14,061,505	(64,732,562)
Increase (decrease) in net assets	(47,392,037)	35,632,224
Net assets at beginning of period	831,131,613	795,499,389
Net assets at end of period (including undistributed net investment income of $8,849,477 and $11,454,008, respectively)	$783,739,576	$831,131,613

The accompanying notes are an integral part of the financial statements.

Deutsche Global Income Builder Fund	|	39

Financial Highlights

	Six Months Ended 4/30/18		Years ended October 31,
Class A	(Unaudited)		2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$10.06		$8.89	$8.91	$10.36	$10.31	$9.56
Income (loss) from investment operations:
Net investment income[a]	.14		.26	.21	.29	.32	.29
Net realized and unrealized gain (loss)	(.05)		1.18	.03	(.64)	.23	1.01
Total from investment operations	.09		1.44	.24	(.35)	.55	1.30
Less distributions from:
Net investment income	(.17)		(.27)	(.26)	(.37)	(.34)	(.28)
Net realized gains	(.67)		—	—	(.73)	(.16)	(.27)
Total distributions	(.84)		(.27)	(.26)	(1.10)	(.50)	(.55)
Net asset value, end of period	$9.31		$10.06	$8.89	$8.91	$10.36	$10.31
Total Return (%)[b]	.82	**	16.39	2.82	(3.32)	5.49	14.14

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	567		603	582	639	751	770
Ratio of expenses (%)	.90	*	.91	.92	.91	.90	.90
Ratio of net investment income (%)	2.81	*	2.71	2.39	3.09	3.10	3.00
Portfolio turnover rate (%)	33	**	137	123	115	100	90

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

*	Annualized

**	Not annualized

40	|	Deutsche Global Income Builder Fund

	Six Months Ended 4/30/18		Years ended October 31,
Class C	(Unaudited)		2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$10.05		$8.88	$8.90	$10.35	$10.29	$9.55
Income (loss) from investment operations:
Net investment income[a]	.10		.18	.14	.22	.24	.21
Net realized and unrealized gain (loss)	(.05)		1.18	.03	(.64)	.24	1.00
Total from investment operations	.05		1.36	.17	(.42)	.48	1.21
Less distributions from:
Net investment income	(.13)		(.19)	(.19)	(.30)	(.26)	(.20)
Net realized gains	(.67)		—	—	(.73)	(.16)	(.27)
Total distributions	(.80)		(.19)	(.19)	(1.03)	(.42)	(.47)
Net asset value, end of period	$9.30		$10.05	$8.88	$8.90	$10.35	$10.29
Total Return (%)[b]	.40	**	15.47 [c]	2.00	(3.99)	4.74	13.09

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19		20	20	22	27	21
Ratio of expenses before expense reductions (%)	1.66	*	1.74	1.72	1.70	1.69	1.72
Ratio of expenses after expense reductions (%)	1.66	*	1.72	1.72	1.70	1.69	1.72
Ratio of net investment income (%)	2.05	*	1.90	1.59	2.30	2.31	2.16
Portfolio turnover rate (%)	33	**	137	123	115	100	90

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Deutsche Global Income Builder Fund	|	41

	Six Months Ended 4/30/18		Years ended October 31,			Period Ended
Class R6	(Unaudited)		2017	2016	2015	10/31/14[a]

Selected Per Share Data
Net asset value, beginning of period	$10.04		$8.87	$8.88	$10.35	$10.70
Income (loss) from investment operations:
Net investment income[b]	.15		.32	.22	.29	.05
Net realized and unrealized gain (loss)	(.03)		1.14	.04	(.63)	(.29)
Total from investment operations	.12		1.46	.26	(.34)	(.24)
Less distributions from:
Net investment income	(.19)		(.29)	(.27)	(.40)	(.11)
Net realized gains	(.67)		—	—	(.73)	—
Total distributions	(.86)		(.29)	(.27)	(1.13)	(.11)
Net asset value, end of period	$9.30		$10.04	$8.87	$8.88	$10.35
Total Return (%)	1.09	**	16.74	3.08	(3.15)	(2.26	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		4	.05	.01	.01
Ratio of expenses (%)	.56	*	.57	.67	.83	.56	*
Ratio of net investment income (%)	3.22	*	3.28	2.58	3.15	2.83	*
Portfolio turnover rate (%)	33	**	137	123	115	100	[c]

[a]	For the period from August 25, 2014 (commencement of operations) to October 31, 2014.

[b]	Based on average shares outstanding during the period.

[c]	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2014.

*	Annualized

**	Not annualized

42	|	Deutsche Global Income Builder Fund

	Six Months Ended 4/30/18		Years ended October 31,
Class S	(Unaudited)		2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$10.06		$8.89	$8.91	$10.36	$10.31	$9.56
Income (loss) from investment operations:
Net investment income[a]	.15		.28	.23	.31	.34	.31
Net realized and unrealized gain (loss)	(.05)		1.18	.03	(.64)	.23	1.01
Total from investment operations	.10		1.46	.26	(.33)	.57	1.32
Less distributions from:
Net investment income	(.18)		(.29)	(.28)	(.39)	(.36)	(.30)
Net realized gains	(.67)		—	—	(.73)	(.16)	(.27)
Total distributions	(.85)		(.29)	(.28)	(1.12)	(.52)	(.57)
Net asset value, end of period	$9.31		$10.06	$8.89	$8.91	$10.36	$10.31
Total Return (%)	.92	**	16.62	3.02	(3.01)	5.70	14.37

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	187		195	186	205	249	245
Ratio of expenses (%)	.69	*	.70	.71	.71	.69	.71
Ratio of net investment income (%)	3.03	*	2.92	2.60	3.30	3.30	3.19
Portfolio turnover rate (%)	33	**	137	123	115	100	90

[a]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

Deutsche Global Income Builder Fund	|	43

	Six Months Ended 4/30/18		Years ended October 31,
Institutional Class	(Unaudited)		2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$10.05		$8.88	$8.90	$10.35	$10.30	$9.56
Income (loss) from investment operations:
Net investment income[a]	.15		.28	.23	.29	.35	.32
Net realized and unrealized gain (loss)	(.05)		1.18	.03	(.61)	.23	1.00
Total from investment operations	.10		1.46	.26	(.32)	.58	1.32
Less distributions from:
Net investment income	(.18)		(.29)	(.28)	(.40)	(.37)	(.31)
Net realized gains	(.67)		—	—	(.73)	(.16)	(.27)
Total distributions	(.85)		(.29)	(.28)	(1.13)	(.53)	(.58)
Net asset value, end of period	$9.30		$10.05	$8.88	$8.90	$10.35	$10.30
Total Return (%)	1.04	**	16.55	3.06	(3.07)	5.77	14.32

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10		10	8	8	3	2
Ratio of expenses (%)	.66	*	.69	.69	.68	.64	.65
Ratio of net investment income (%)	3.06	*	2.94	2.63	3.15	3.34	3.25
Portfolio turnover rate (%)	33	**	137	123	115	100	90

[a]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

44	|	Deutsche Global Income Builder Fund

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Global Income Builder Fund (the “Fund”) is a diversified series of Deutsche Market Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2

Deutsche Global Income Builder Fund	|	45

includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers, and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 3.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

46	|	Deutsche Global Income Builder Fund

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of

Deutsche Global Income Builder Fund	|	47

investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended April 30, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of April 30, 2018, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.14% annualized effective rate as of April 30, 2018) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

48	|	Deutsche Global Income Builder Fund

As of April 30, 2018, the Fund had securities on loan, which were classified as common stocks, corporate bonds, government & agency obligations and exchange-traded funds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Remaining Contractual Maturity of the Agreements as of April 30, 2018
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$6,754,572	$—	$—	$—	$6,754,572
Corporate Bonds	13,503,543	—	—	—	13,503,543
Government & Agency Obligations	6,428,420	—	—	—	6,428,420
Exchange-Traded Funds	34,360,181	—	—	—	34,360,181
Total Borrowings	$61,046,716	$—	$—	$—	$61,046,716
Gross amount of recognized liabilities for securities lending transactions					$61,046,716

Loan Participations and Assignments. Loan Participations and

Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans (“Loans”) in which the Fund invests are arranged between the borrower and one or more financial institutions (“Lenders”). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancing. The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund’s ability to participate in

Deutsche Global Income Builder Fund	|	49

restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2017, the aggregate cost of investments for federal income tax purposes was $828,804,482. The net unrealized appreciation for all investments based on tax cost was $36,753,307. consisted of aggregate gross unrealized appreciation for all investments which there was an excess of value over tax cost of $51,526,874 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $14,773,567.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2017 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

50	|	Deutsche Global Income Builder Fund

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to paydown losses on mortgage-backed securities, premium amortization on debt securities, investments in futures, swap contracts, forward foreign currency exchange contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties.

Deutsche Global Income Builder Fund	|	51

A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended April 30, 2018, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of April 30, 2018 is included in a table following the Fund’s Investment Portfolio. For the six

52	|	Deutsche Global Income Builder Fund

months ended April 30, 2018, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $57,900,000 to $62,300,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended April 30, 2018, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of April 30, 2018 is included in a table following the Fund’s Investment Portfolio. For the six months ended April 30, 2018, the investment in credit default swap contracts sold had a total notional amount of $12,256,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. One counterparty pays out the total return of the reference security or index underlying the total return swap, and in return receives a

Deutsche Global Income Builder Fund	|	53

fixed or variable rate. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return. For the six months ended April 30, 2018, the Fund entered into total return swap transactions as a means of gaining exposure to a particular asset class without investing directly in such asset class.

A summary of the open total return swap contracts as of April 30, 2018 is included in a table following the Fund’s Investment Portfolio. For the six months ended April 30, 2018, the investment in total return swap contracts had a total notional amount generally indicative of a range from $81,997,000 to approximately $88,913,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2018, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains and entered into equity index futures in order to reduce the Fund’s exposure to, or as a substitute for direct investment in, the equity asset class.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of April 30, 2018, is included in a table following the Fund’s Investment Portfolio. For the six months ended April 30, 2018, the investment in futures contracts purchased had a

54	|	Deutsche Global Income Builder Fund

total notional value generally indicative of a range from approximately $124,552,000 to $165,289,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $110,290,000 to $127,015,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the six months ended April 30, 2018, the Fund entered into options contracts in order to manage the risk of stock market volatility and in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

There were no open purchased option contracts held by the Fund as of April 30, 2018. A summary of open written option contracts is included in the table following the Fund’s Investment Portfolio. For the six months ended April 30, 2018, the investment in written option contracts had a total value generally indicative of a range from approximately $227,000 to $3,708,000, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $360,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended April 30, 2018, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency

Deutsche Global Income Builder Fund	|	55

denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of April 30, 2018, is included in a table following the Fund’s Investment Portfolio. For the six months ended April 30, 2018, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $101,688,000 to $209,204,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $18,094,000 to $143,398,000.

The following tables summarize the value of the Fund’s derivative instruments held as of April 30, 2018 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$—	$353,402	$353,402
Interest Rate Contracts (a)	—	2,275,010	253,049	2,528,059
Credit Contracts (a)	—	310,997	—	310,997
Foreign Exchange Contracts (b)	1,590,596	—	—	1,590,596
	$1,590,596	$2,586,007	$606,451	$4,783,054

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Unrealized appreciation on forward foreign currency contracts

56	|	Deutsche Global Income Builder Fund

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (c)	$—	$—	$(1,619,040)	$(3,669,171)	$(5,288,211)
Interest Rate Contracts (c) (d)	(3,708,043)	—	(599,596)	(470,622)	(4,778,261)
Foreign Exchange Contracts (e)	—	(23,347)	—	—	(23,347)
	$(3,708,043)	$(23,347)	$(2,218,636)	$(4,139,793)	$(10,089,819)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(c)	Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(d)	Options written, at value

(e)	Unrealized depreciation on forward foreign currency contracts.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2018 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (f)	$(371,043)	$(585,000)	$—	$6,390,011	$5,406,221	$10,840,189
Interest Rate Contracts (f)	—	636,770	—	726,450	(901,590)	461,630
Credit Contracts (f)	—	—	—	223,172	—	223,172
Foreign Exchange Contracts (f)	—	—	(3,871,896)	—	—	(3,871,896)
	$(371,043)	$51,770	$(3,871,896)	$7,339,633	$4,504,631	$7,653,095

Each of the above derivatives is located in the following Statement of Operations accounts:

(f)	Net realized gain (loss) from investments (includes purchased options), written options, forward foreign currency contracts, swap contracts and futures, respectively

Change in Appreciation (Depreciation)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (g)	$680,643	$(266,400)	$—	$(3,835,362)	$(6,109,680)	$(9,530,799)
Interest Rate Contracts (g)	—	1,683,145	—	957,893	(138,744)	2,502,294
Credit Contracts (g)	—	—	—	(68,755)	—	(68,755)
Foreign Exchange Contracts (g)	—	—	1,948,731	—	—	1,948,731
	$680,643	$1,416,745	$1,948,731	$(2,946,224)	$(6,248,424)	$(5,148,529)

Deutsche Global Income Builder Fund	|	57

Each of the above derivatives is located in the following Statement of Operations accounts:

(g)	Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, forward foreign currency contracts, swap contracts and futures, respectively

As of April 30, 2018, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Barclays Bank PLC	$412,323	$—	$—	$—	$412,323
BNP Paribas	556,478	—	—	—	556,478
Canadian Imperial Bank of Commerce	84,870	—	—	—	84,870
Credit Agricole	37,429	—	—	—	37,429
Danske Bank AS	168,221	—	—	—	168,221
HSBC Holdings PLC	176,178	—	—	—	176,178
JPMorgan Chase Securities, Inc.	155,097	(23,347)	—	—	131,750
	$1,590,596	$(23,347)	$—	$—	$1,567,249

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (h)	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Citigroup, Inc.	$4,628,663	$—	$(4,628,663)	$—	$—
Goldman Sachs & Co.	698,420	—	(698,420)	—	—
JPMorgan Chase Securities, Inc.	23,347	(23,347)	—	—	—
	$5,350,430	$(23,347)	$(5,327,083)	$—	$—

(h)	The actual collateral pledged may be more than the amounts shown.

58	|	Deutsche Global Income Builder Fund

C. Purchases and Sales of Securities

During the six months ended April 30, 2018, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$256,116,563	$295,507,672
U.S. Treasury Obligations	—	$14,985,961

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Deutsche Alternative Asset Management (Global) Limited (DAAM Global), also an indirect, wholly owned subsidiary of Deutsche Bank AG, serves as subadvisor for the Fund and, as such, provides portfolio manager services to the Fund. Pursuant to a sub-advisory agreement between DIMA and DAAM Global, DIMA, not the Fund, compensates DAAM Global for the services it provides to the Fund.

Under the Management Agreement, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly at the following rates:

First $1.5 billion of the Fund’s average daily net assets	.370%
Next $500 million of such net assets	.345%
Next $1.5 billion of such net assets	.310%
Next $2.0 billion of such net assets	.300%
Next $2.0 billion of such net assets	.290%
Next $2.5 billion of such net assets	.280%
Next $2.5 billion of such net assets	.270%
Over $12.5 billion of such net assets	.260%

Accordingly, for the six months ended April 30, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund’s average daily net assets.

For the period from November 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse

Deutsche Global Income Builder Fund	|	59

certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.21%
Class C	1.96%
Class R6	.96%
Class S	.96%
Institutional Class	.96%

In addition, for the period from November 1,2017 through February 12, 2018, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Class R6 shares to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.68%. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2018, the Administration Fee was $407,327, of which $64,863 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement among DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at April 30, 2018
Class A	$169,740	$60,831
Class C	5,001	1,827
Class R6	61	11
Class S	96,069	33,772
Institutional Class	287	119
	$271,158	$96,560

60	|	Deutsche Global Income Builder Fund

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended April 30, 2018, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2018
Class C	$73,878	$11,612

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2018, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2018	Annualized Rate
Class A	$688,141	$237,375	.23%
Class C	24,234	7,939	.25%
	$712,375	$245,314

Underwriting and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2018 aggregated $12,639.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the six months ended April 30, 2018, the CDSC for Class C shares aggregated $246. A deferred sales charge of up to 1% is assessed on certain redemptions for Class A shares. For the six months ended April 30, 2018, DDI received $303 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended April 30, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $13,324, of which $10,096 is unpaid.

Deutsche Global Income Builder Fund	|	61

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended April 30, 2018, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $18,701.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2018.

62	|	Deutsche Global Income Builder Fund

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	810,031	$7,770,804	2,002,577	$19,021,183
Class C	115,536	1,136,610	339,349	3,184,591
Class R6	116,367	1,145,818	385,057	3,709,283
Class S	435,685	4,238,640	1,750,291	16,576,202
Institutional Class	197,509	1,903,392	765,386	7,290,208
		$16,195,264		$49,781,467

Shares issued to shareholders in reinvestment of distributions
Class A	5,072,338	$48,100,267	1,687,650	$16,054,677
Class C	167,248	1,586,966	42,009	399,559
Class R6	29,723	281,090	6,045	58,522
Class S	1,619,558	15,355,301	564,139	5,366,480
Institutional Class	93,841	887,972	27,284	259,525
		$66,211,596		$22,138,763

Shares redeemed
Class A	(4,893,447)	$(47,271,550)	(9,238,650)	$(87,661,983)
Class C	(257,021)	(2,469,406)	(621,426)	(5,906,590)
Class R6	(474,671)	(4,488,711)	(5,899)	(59,035)
Class S	(1,279,114)	(12,326,964)	(3,889,244)	(36,859,559)
Institutional Class	(185,046)	(1,788,724)	(651,666)	(6,165,625)
		$(68,345,355)		$(136,652,792)

Net increase (decrease)
Class A	988,922	$8,599,521	(5,548,423)	$(52,586,123)
Class C	25,763	254,170	(240,068)	(2,322,440)
Class R6	(328,581)	(3,061,803)	385,203	3,708,770
Class S	776,129	7,266,977	(1,574,814)	(14,916,877)
Institutional Class	106,304	1,002,640	141,004	1,384,108
		$14,061,505		$(64,732,562)

Deutsche Global Income Builder Fund	|	63

G. Name Changes

In connection with adoption of the DWS brand, effective on or about July 2, 2018, Deutsche Investment Management Americas Inc., the Advisor, will be renamed to DWS Investment Management Americas, Inc. In addition, the “Deutsche Funds” will become known as the “DWS Funds.” As a result, Deutsche Global Income Builder Fund will be renamed DWS Global Income Builder Fund.

64	|	Deutsche Global Income Builder Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2017 to April 30, 2018).

The tables illustrate your Fund’s expenses in two ways:

–Actual	Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Deutsche Global Income Builder Fund	|	65

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2018

Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,008.20	$1,004.00	$1,010.90	$1,009.20	$1,010.40
Expenses Paid per $1,000*	$4.48	$8.25	$2.79	$3.44	$3.29

Hypothetical 5% Fund Return
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.33	$1,016.56	$1,022.02	$1,021.37	$1,021.52
Expenses Paid per $1,000*	$4.51	$8.30	$2.81	$3.46	$3.31

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
Deutsche Global Income Builder Fund	.90%	1.66%	.56%	.69%	.66%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

66	|	Deutsche Global Income Builder Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Global Income Builder Fund’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017. DIMA has also entered into a sub-advisory agreement with Deutsche Alternative Asset Management (Global) Limited (“DAAM Global”), an affiliate of DIMA, that has an initial term through September 30, 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed

Deutsche Global Income Builder Fund	|	67

the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA and DAAM Global are part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and DAAM Global’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, DIMA and DAAM Global provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of Fund sub-advisers, including DAAM Global. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance

68	|	Deutsche Global Income Builder Fund

(Class A shares) was in the 1st quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and five-year periods and has underperformed its benchmark in the three-year period ended December 31, 2016.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that DIMA pays a sub-advisory fee to DAAM Global out of its fee. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DAAM Global.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the

Deutsche Global Income Builder Fund	|	69

estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA

70	|	Deutsche Global Income Builder Fund

compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche Global Income Builder Fund	|	71

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about Deutsche funds, insight from DWS economists and investment specialists and access to Deutsche fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

72	|	Deutsche Global Income Builder Fund

Investment Management

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of DWS Group, is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KTRAX	KTRCX	KTRSX	KTRIX
CUSIP Number	25159K 820	25159K 796	25159K 788	25159K 770
Fund Number	002	302	2033	1402

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about Deutsche funds, insight from DWS economists and investment specialists and access to Deutsche fund account information.

Log in/register to manage retirement account assets at

https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	KTRZX
CUSIP Number	25159K 721
Fund Number	1633

Deutsche Global Income Builder Fund	|	73

Privacy Statement

FACTS	What Does DWS Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

– Social Security number

– Account balances

– Purchase and transaction history

– Bank account information

– Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons DWS chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

74	|	Deutsche Global Income Builder Fund

Who we are
Who is providing this notice?	DWS Distributors, Inc; Deutsche Investment Management Americas Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does DWS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does DWS collect my personal information?

We collect your personal information, for example, when you:

– open an account

– give us your contact information

– provide bank account information for ACH or wire transactions

– tell us where to send money

– seek advice about your investments

Why can’t I limit all sharing?

Federal law gives you the right to limit only

– sharing for affiliates’ everyday business purposes

– information about your creditworthiness

– affiliates from using your information to market to you

– sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank (“DB”) name, such as DB AG Frankfurt.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS does not jointly market.
Rev. 3/2018

Deutsche Global Income Builder Fund	|	75

DGIBF-3

(R-027564-7 6/18)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global Income Builder Fund, a series of Deutsche Market Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/29/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/29/2018

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	6/29/2018